Exhibit 10.5

As of _______, 2021

Gentlemen:

Pivotal Investment Corporation III (“Corporation”), a blank check company formed for the purpose of acquiring one or more businesses or entities (a “Business Combination”), intends to register its securities under the Securities Act of 1933, as amended (“Securities Act”), in connection with its initial public offering (“IPO”).

The undersigned hereby commits to purchase an aggregate of 5,750,000 warrants of the Corporation (“Initial Warrants”), each Initial Warrant to purchase one share of Class A common stock, par value $0.0001 per share, of the Corporation at $1.00 per Initial Warrant, for an aggregate purchase price of $5,750,000 (the “Initial Purchase Price”). Additionally, if the underwriters in the IPO exercise their over-allotment option in full or part, the undersigned further commits to purchase up to an additional 300,000 warrants (“Additional Warrants” and together with the Initial Warrants, the “Private Warrants”) at $1.00 per Additional Warrant for an aggregate purchase price of up to $600,000 (the “Over-Allotment Purchase Price” and together with the Initial Purchase Price, the “Purchase Price”). At least 24 hours prior to the effective date (“Effective Date”) of the Corporation’s registration statement filed in connection with the IPO (“Registration Statement”), the undersigned will cause the Purchase Price to be delivered to Graubard Miller, counsel for the Corporation (“Counsel”), by wire transfer as set forth in the instructions attached as Exhibit A to hold in a non-interest bearing account until the Corporation consummates the IPO.

The consummation of the purchase and issuance of the Initial Warrants and Additional Warrants (if any) shall occur simultaneously with the consummation of the IPO and over-allotment option, respectively. Simultaneously with the consummation of the IPO, Counsel shall deposit the Initial Purchase Price, without interest or deduction, into the trust fund (“Trust Fund”) established by the Corporation for the benefit of the Corporation’s public shareholders as described in the Registration Statement. Simultaneously with the consummation of all or any part of the over-allotment option, Counsel shall deposit the pro-rata portion of the Over-Allotment Purchase Price, based upon the amount of the over-allotment option that has been exercised, without interest or deduction, into the Trust Fund. Upon expiration of the over-allotment option, Counsel shall return any unused portion of the Over-Allotment Purchase Price to the undersigned. If the Corporation does not complete the IPO within fourteen (14) days from the Effective Date, the Purchase Price (without interest or deduction) will be returned to the undersigned.

Each of the Corporation and the undersigned acknowledges and agrees that Counsel is serving hereunder solely as a convenience to the parties to facilitate the purchase of the Private Warrants and Counsel’s sole obligation under this letter agreement is to act with respect to holding and disbursing the Purchase Price for the Private Warrants as described above. Counsel shall not be liable to the Corporation or the undersigned or any other person or entity in respect of any act or failure to act hereunder or otherwise in connection with performing its services hereunder unless Counsel has acted in a manner constituting gross negligence or willful misconduct. The Corporation and the undersigned, jointly and severally, shall indemnify Counsel against any claim made against it (including reasonable attorney’s fees) by reason of it acting or failing to act in connection with this letter agreement except as a result of its gross negligence or willful misconduct. Counsel may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties.

The Private Warrants will be identical to the warrants included in the units to be sold by the Corporation in the IPO, except that:

•

the Private Warrants will not be transferable (except to (i) the Corporation’s initial shareholders, officers, directors, consultants or their affiliates, (ii) an initial shareholder’s members upon its liquidation, (iii) relatives and trusts for estate planning purposes, (iv) by virtue of the laws of descent and distribution upon death, (v) pursuant to a qualified domestic relations order, (vi) the Corporation for no value for cancellation in connection with the consummation of an initial Business Combination, or (vii) in connection with the consummation of a Business Combination at prices no greater than the price at which the Private Warrants were originally purchased, in each case (except for clause (vi) or with the Corporation’s prior consent) where the transferee agrees to these transfer restrictions) until 30 days after the completion of a Business Combination;

•	the Private Warrants (and underlying securities) will be subject to customary registration rights, which shall be described in the Registration Statement;

•	the Private Warrants will not be redeemable and will be exercisable on a cashless basis so long as they are held by the undersigned or its permitted transferees; and

•

the Private Warrants will include any additional terms or restrictions as is customary in other similarly structured blank check company offerings or as may be reasonably required by the underwriters in the IPO in order to consummate the IPO, each of which will be set forth in the Registration Statement.

The undersigned hereby represents and warrants that:

(a)	it has been advised that the Private Warrants have not been registered under the Securities Act;

(b)	it is acquiring the Private Warrants for its account for investment purposes only;

(c)	it has no present intention of selling or otherwise disposing of the Private Warrants in violation of the securities laws of the United States;

(d)	it is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended;

(e)

it has had both the opportunity to ask questions and receive answers from the officers and directors of the Corporation and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder;

(f)	it is familiar with the proposed business, management, financial condition and affairs of the Corporation;

(g)	it has full power, authority and legal capacity to execute and deliver this letter and any documents contemplated herein or needed to consummate the transactions contemplated in this letter; and

(h)	this letter constitutes the legal, valid and binding obligation of the undersigned and is enforceable against it.

Very truly yours,

PIVOTAL INVESTMENT HOLDINGS III LLC

By:
Name:
Title:

Accepted and Agreed:

PIVOTAL INVESTMENT CORPORATION III

By:
Name:
Title:

GRAUBARD MILLER
(solely with respect to its obligations to hold and disburse monies for the Private Warrants)

By:
Name:
Title: